EXHIBIT 99

                    RESTATEMENT OF ORIGINALS FILED BY PAPER



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  SCHEDULE 13G

                    Under the Securities Exchange Act of 1934

                                  (Amendment )*

                            Capital Associates, Inc.
 ................................................................................
                                (Name of Issuer)

                                  Common Stock
 ................................................................................
                         (Title of Class of Securities)

                                    139730105
 ................................................................................
                                 (CUSIP Number)


Check the following box if a fee is being paid with this statement [X]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of less than five percent of such class. See Rule 13d-7.)


* The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

                                  SCHEDULE 13G



=====================================    =======================================
 CUSIP No.        139730105               Page      2      of      6      Pages
           -------------------------           -----------    -----------

=====================================    =======================================

================================================================================
 1  NAME OF REPORTING PERSON
    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

          Gary M. Jacobs
--------------------------------------------------------------------------------
 2  CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP (See Instructions) (a). |_|
                                                                        (b). |_|
          N/A
--------------------------------------------------------------------------------
 3  SEC USE ONLY


--------------------------------------------------------------------------------
 4  CITIZENSHIP OR PLACE OF ORGANIZATION

          U.S. Citizen

--------------------------------------------------------------------------------
                             5       SOLE VOTING POWER

                                         2,064,500
                      ----------------------------------------------------------
      NUMBER OF              6       SHARED VOTING POWER
       SHARES
    BENEFICIALLY
      OWNED BY
                      ----------------------------------------------------------
        EACH                 7       SOLE DISPOSITIVE POWER
      REPORTING
       PERSON                            2,064,500
        WITH
                      ----------------------------------------------------------
                             8       SHARED DISPOSITIVE POWER



--------------------------------------------------------------------------------
 9  AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON

          2,064,500
--------------------------------------------------------------------------------
10  CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES    |_|


--------------------------------------------------------------------------------
11  PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)

          23.2%
--------------------------------------------------------------------------------
12  TYPE OF REPORTING PERSON*

          IN
================================================================================

                                                              Page 3 of 6 Pages.

                                  SCHEDULE 13G


Item 1.

          (a)   Name of Issuer:

                Capital Associates, Inc.
                ----------------------------------------------------------------

          (b)   Address of Issuer's Principal Executive Offices:

                7175 West Jefferson Avenue
                ----------------------------------------------------------------
                Lakewood, CO 80235
                ----------------------------------------------------------------

Item 2.

          (a)   Name of Person Filing:

                Gary M. Jacobs
                ----------------------------------------------------------------

          (b)   Address of Principal Business or, if none,
                Residence:

                525 Highland Avenue
                ----------------------------------------------------------------
                Boulder, Colorado 80302
                ----------------------------------------------------------------

          (c)   Citizenship:

                U.S.A.
                ----------------------------------------------------------------

          (d)   Title of Class of Securities:

                Common Stock
                ----------------------------------------------------------------

          (e)   CUSIP Number:

                139730105
                ----------------------------------------------------------------

Item 3.   If this statement is filed pursuant to Rule 13d-1(b),
          or 13d-2(b), check whether the person filing is a:  N/A
                                                              ---

          (a)   [ ]   Broker or Dealer registered under Section 15
                      of the Act

          (b)   [ ]   Bank as defined in section 3(a)(6) of the Act

          (c)   [ ]   Insurance Company as defined in section
                      3(a)(19) of the Act

          (d)   [ ]   Investment Company registered under section 8
                      of the Investment Company Act

                                                              Page 4 of 6 Pages.


          (e)   [ ]   Investment Adviser registered under section
                      203 of the Investment Advisers Act of 1940

          (f)   [ ]   Employee  Benefit  Plan,  Pension  Fund
                      which is  subject to the  provisions  of the
                      Employee  Retirement  Income Security Act of
                      1974     or     Endowment      Fund;     see
                      ss.240.13d-1(b)(1)(ii)(F)

          (g)   [ ]   Parent Holding Company, in accordance with
                      ss.240.13d-1(b)(ii)(G)

          (h)   [ ]   Group, in accordance with ss.240.13d-
                      1(b)(1)(ii)(H)

Item 4.   Ownership.

          Amount Beneficially Owned:  2,064,500*
                                      ----------
          Percent of Class:  23.2%
                             -----
          Number of shares as to which such person has:

          (i)   sole power to vote or to direct the vote:
                2,064,500*
                ----------
          (ii)  shared power to vote or to direct the vote:

          (iii) sole power to dispose or to direct the
                disposition of:  2,064,500*
                                 ----------
          (iv) shared power to dispose or to direct the disposition of:

Item 5.   Ownership of Five Percent or Less of a Class:

          N/A
          ------------------------------------------


Item 6.   Ownership of More than Five Percent on Behalf of
          Another Person:

          N/A
          ------------------------------------------


--------
* Includes up to 50,000 shares owned by minor children of Gary M. Jacobs, the beneficial ownership of which shares he hereby disclaims.

                                                              Page 5 of 6 Pages.

Item 7.   Identification and Classification of the Subsidiary
          Which Acquired the Security Being Reported on by the
          Parent Holding Company:

          N/A
          ------------------------------------------


Item 8.   Identification and Classification of Members of the
          Group:

          N/A
          ------------------------------------------


Item 9.   Notice of Dissolution of Group:

          N/A

          ------------------------------------------


Item 10.  Certification:

          By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were acquired in the ordinary course of business and were not acquired for the purpose of and do not have the effect of changing or influencing the control of the issuer of such securities and were not acquired in connection with or as a participant in any transaction having such purposes or effect.

                                                              Page 6 of 6 Pages.


                                    SIGNATURE


    After  reasonable  inquiry and to the best of my  knowledge  and  belief,  I certify that the information  set forth in this statement is true,  complete and correct.


                                                      August 30, 1990
                                                 -------------------------------
                                                            Date


                                                      /s/Gary M. Jacobs
                                                 -------------------------------
                                                            Signature


                                                      Gary M. Jacobs
                                                 -------------------------------
                                                            Name